UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2016 (January 26, 2016)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-180356	45-4478978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices, including zip code)

(212) 454-6260
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background
On January 27, 2016, RREEF Property Trust, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) to the Company’s Articles of Amendment and Restatement (the “Charter”) to reclassify 250,000,000 authorized but unissued Class A shares of common stock (“Class A Shares”) as Class T shares of common stock (“Class T Shares”) and 300,000,000 authorized but unissued Class B shares of common stock (“Class B Shares”) as Class N shares of common stock (“Class N Shares”). The Company also filed Articles of Amendment (the “Articles of Amendment”) to the Charter renaming its Class B Shares as Class I shares of common stock (“Class I Shares”). In connection with the filings, the Company took the actions described in this Current Report on Form 8-K.
Item 1.01.    Entry into Material Definitive Agreement.
Amended and Restated Dealer Manager Agreement

On January 26, 2016, the Company and its operating partnership entered into an amended and restated dealer manager agreement (the “Dealer Manager Agreement”) with SC Distributors, LLC (the “Dealer Manager”), a registered broker-dealer. The Dealer Manager Agreement governs the distribution by the Dealer Manager of the Class A Shares and Class I Shares and, at such time as they become registered with the U. S. Securities and Exchange Commission and available for distribution, the Class T Shares (collectively with the Class A Shares and the Class I Shares, the “Shares”) in the Company’s initial public offering (the “Public Offering”).

The fees payable to the Dealer Manager with respect to the Class A Shares and the Class I Shares (formerly Class B Shares) remain the same. Subject to volume discounts and other special circumstances, the Company will pay the Dealer Manager up-front selling commissions of 3.0% of the NAV per Class T Share sold in the Public Offering. The Company will also pay the Dealer Manager an up-front dealer manager fee of 2.75% of the Company’s NAV per Class T Share sold in the Public Offering. The Company will not pay the Dealer Manager any selling commissions or dealer manager fees with respect to the Class T Shares issued pursuant to the DRIP (as defined below). Subject to certain limits set forth in the Dealer Manager Agreement, the Company will also pay to the Dealer Manager a trailing distribution fee that is calculated each day equal to 1/365th of up to 1.0% of the Company’s NAV for each outstanding Class T Share for such day. The Company will reimburse the Dealer Manager for certain costs and expenses incurred by the Dealer Manager in connection with the Public Offering.

The Company or the Dealer Manager may terminate the Dealer Manager Agreement immediately upon written notice to the other party, subject to any applicable cure periods as described in the Dealer Manager Agreement.

The foregoing summary of the terms of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Dealer Manager Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 3.03.    Material Modification to Rights of Security Holders.
Amended and Restated Distribution Reinvestment Plan
The Company’s board of directors has adopted and approved the Company’s Second Amended and Restated Distribution Reinvestment Plan, effective as of February 29, 2016 (the “DRIP”), which supersedes and replaces the Company’s existing distribution reinvestment plan. Pursuant to the DRIP, any stockholder of the Company may elect to have the cash distributions declared and paid with respect to the Class A Shares, Class D Shares, Class I Shares, Class N Shares or Class T Shares owned by the stockholder automatically reinvested in additional shares of the same class of the Company’s common stock. The per share purchase price for shares purchased pursuant to the DRIP will be equal to the Company’s NAV per share applicable to the class of shares being purchased, calculated as of the distribution date. A stockholder may terminate participation in the DRIP at any time, without penalty, by delivering written notice to the Company. The Company’s board of directors may by majority vote amend, suspend or terminate the DRIP, provided that notice of any such material amendment, suspension or termination is sent to DRIP participants at least ten days prior to the effective date thereof and that the DRIP cannot be amended to eliminate a participant’s right to terminate participation in the DRIP.
The foregoing summary of the terms of the DRIP does not purport to be complete and is qualified in its entirety by reference to the DRIP, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Amendment to the Share Repurchase Plan
The Company’s board of directors has approved an amendment to the Company’s share repurchase plan (the “SRP”) in order to provide that stockholders of the Company who acquire Class T Shares or Class N Shares may seek repurchase of such shares by the Company for cash at the NAV per share, respectively. All other terms and limitations in the SRP remain the same.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Articles Supplementary
On January 27, 2016, the Company filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary (1) reclassified 250,000,000 authorized but unissued “Class A Common Shares” as “Class T Common Shares”; (2) reclassified 300,000,000 authorized but unissued “Class B Common Shares” as “Class N Common Shares”; and (3) fixed the preferences, rights, powers, restrictions, limitations, qualifications, terms and conditions of the newly designated shares. The Articles Supplementary became effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.
Following the reclassification and designation of the Company’s common stock authorized by the Articles Supplementary, the Company has authority to issue a total of 1,000,000,000 shares of common stock, classified and designated as follows:

Common Stock	No. of Authorized Shares
Class A Common Shares	200,000,000
Class B Common Shares	200,000,000
Class D Common Shares	50,000,000
Class N Common Shares	300,000,000
Class T Common Shares	250,000,000
Total	1,000,000,000
The Company also has the authority to issue a total of 50,000,000 shares of preferred stock.

The foregoing summary of the terms of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Articles of Amendment
On January 27, 2016, the Company filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland. The Articles of Amendment changed the name and designation of “Class B Common Shares” to “Class I Common Shares”. The Articles of Amendment became effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.
The foregoing summary of the terms of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF PROPERTY TRUST, INC.

By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: January 29, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1	Amended and Restated Dealer Manager Agreement, dated as of January 26, 2016, by and among RREEF Property Trust, Inc., RREEF Property Operating Partnership, LP and SC Distributors, LLC.
3.1	Articles Supplementary to the Articles of Amendment and Restatement of RREEF Property Trust, Inc.
3.2	Articles of Amendment to the Articles of Amendment and Restatement of RREEF Property Trust, Inc.
4.1	Second Amended and Restated Distribution Reinvestment Plan of RREEF Property Trust, Inc.